UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-21794	04-3186494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Crossing Boulevard

Framingham, Massachusetts 01702

(Address of principal executive offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2009, our Board of Directors appointed William Heiden, Evelyne Nguyen, Bertrand Merot, and Jean-François Prost M.D. as directors. These directors were nominated by LFB Biotechnologies S.A.S. in accordance with its right under GTC’s funding agreements to appoint a number of directors to our Board commensurate with LFB’s ownership percentage of GTC. To accommodate LFB’s plan not to increase the size of our Board, Robert Baldridge, Kenneth Bauer M.D., Mary Ann Gray and Marvin Miller resigned as directors, effective immediately. Dr. Prost will serve in the class of directors whose terms expire at the 2010 annual meeting of shareholders, Mr. Heiden will serve in the class of directors whose terms expire at the 2011 annual meeting of shareholders, and Ms. Nguyen and Mr. Merot will serve in the class of directors whose terms expire at the 2012 annual meeting of shareholders. The incoming directors were not appointed to any Board committees.

As employees of LFB or their subsidiaries, Mr. Merot, Ms. Nguyen, and Dr. Prost and will not be eligible for any compensation for their services on our Board. In exchange for his services, Mr. Heiden will be eligible to participate in our current standard compensation arrangements for non-employee directors. Accordingly, we issued Mr. Heiden, pursuant to our amended and restated 2002 Equity Incentive Plan, an option to purchase 3,000 shares of our common stock, half of which vested upon his election and half of which will vest at our annual meeting of shareholders in 2010. Mr. Heiden will also receive an annual retainer fee of $20,000, payable in quarterly installments and applicable attendance fees. All of our directors will receive reimbursement of reasonable expenses incurred in connection with board-related activities and will also be entitled to indemnification under the terms of our standard form of director indemnification agreement, which is incorporated into this report by this reference.

The description of our funding agreements with LFB were previously disclosed in our Current Reports on Form 8-K filed with the Securities and Exchange Commission on June 19, 2009 and July 31, 2009 and are incorporated into this report by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Indemnification Agreement between GTC Biotherapeutics, Inc. and its directors. Filed as Exhibit 10.12 to GTC’s Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 0-21794) and incorporated by reference herein. Such agreements are materially different only as to the signing directors and the dates of execution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: October 5, 2009	By:	/s/ JOHN B. GREEN
John B. Green
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement between GTC Biotherapeutics, Inc. and its directors. Filed as Exhibit 10.12 to GTC’s Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 0-21794) and incorporated by reference herein. Such agreements are materially different only as to the signing directors and the dates of execution.